UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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☐	Definitive Proxy Statement

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☐	Soliciting Material under §240.14a-12

Pitney Bowes Inc.

(Name of Registrant as Specified In Its Charter)

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On May 5, 2023, Pitney Bowes Inc. (the “Company”) issued the following press release in connection with the Company’s 2023 annual meeting of shareholders (the “Annual Meeting”). A copy of the press release can be found below:

Pitney Bowes Board of Directors Issues Statement to Shareholders

Urges Shareholders to Vote FOR all Pitney Bowes’ Eight Director Nominees as well as Katie May on the GOLD Proxy Card

STAMFORD, Conn., May 5, 2023 – Pitney Bowes (the “Company”) (NYSE:PBI), a global shipping and mailing company that provides technology, logistics, and financial services, today issued the following statement to Pitney Bowes shareholders in connection with the Company’s 2023 Annual Meeting of Shareholders (the “Annual Meeting”) to be held on May 9, 2023:

Your vote is critical and more important than ever. As we enter the final days before Pitney Bowes’ May 9 Annual Meeting, we urge you to vote FOR all Pitney Bowes nominees and Katie May on the GOLD proxy card.

We thank all of our shareholders who have spoken with us and shared their perspectives over these last several months. Throughout these conversations with shareholders, we have appreciated hearing your insights into our businesses, leadership, and future. Our goal remains to continue the strategic transformation of Pitney Bowes and to drive sustainable value for our shareholders.

As you consider your vote for the 2023 Annual Meeting, we urge you to remember that our Board is comprised of individuals with deep experience and diverse backgrounds who maintain a relentless focus on consistently challenging management and each other, with respect to both current plans and in developing new ideas. We have always sought a proper balance of directors with deep institutional and industry knowledge, as well as newer voices with fresh viewpoints on the Company. Both new ideas and a rooted understanding of the business are important assets for Board decision making. The changes we have made since 2015 reflect this commitment. With our continued Board refreshment, we are confident that our recommended director nominees are the right individuals to drive Pitney Bowes forward, ensure the long-term success of our businesses, and enhance value for shareholders.

We look forward to your participation at our 2023 Annual Meeting in just a few days. Please be sure to vote ahead of this meeting to ensure that your vote is received and counted. Every vote is important, no matter how many shares you may hold.

VOTE THE GOLD PROXY CARD TODAY FOR ALL PITNEY BOWES’ RECOMMENDED NOMINEES TODAY

The Board recommends all shareholders to vote “FOR” all the nominees recommended by the Pitney Bowes Board (all eight Company nominees and the recommended Hestia nominee, Katie May) on the GOLD proxy card today. All Pitney Bowes shareholders of record as of the close of business on March 10, 2023, are entitled to vote in connection with the Annual Meeting. Please vote using one of the following methods:

Vote Online Go to the website identified on the enclosed GOLD proxy card or voting instruction form.	Vote by Mail If you received your Annual Meeting material by mail, you also may choose to grant your proxy by completing, signing, dating, and returning the enclosed GOLD proxy card.

For more information about the 2023 Annual Meeting, please visit: www.VoteforPitneyBowes.com. Shareholders who have any questions or need assistance voting may contact the Company’s proxy solicitor, Morrow Sodali LLC, toll-free at 1 (800) 662-5200.

Contacts

Editorial -

Bill Hughes

Chief Communications Officer

203.351.6785

Financial -

Ned Zachar, CFA

VP, Investor Relations

203.614.1092

Alex Brown

Senior Manager, Investor Relations

203.351.7639

Also in connection with the Annual Meeting, the Company posted the following on LinkedIn, Twitter (@pitneybowes), and Facebook on May 5, 2023:

As we approach our Annual Meeting of Shareholders on May 9th, your vote is critical. We urge you to vote the GOLD proxy card for our Recommended Director Nominees so that they can continue moving Pitney Bowes forward. Learn more here: https://bit.ly/4173Dqj

About Pitney Bowes

Pitney Bowes (NYSE: PBI) is a global shipping and mailing company that provides technology, logistics, and financial services to more than 90 percent of the Fortune 500. Small business, retail, enterprise, and government clients around the world rely on Pitney Bowes to remove the complexity of sending mail and parcels. For the latest news, corporate announcements and financial results visit https://www.pitneybowes.com/us/newsroom.html. For additional information visit Pitney Bowes at www.pitneybowes.com.

Forward-Looking Statements

The above materials contain “forward-looking statements” about the Company’s expected or potential future business and financial performance. Forward-looking statements include, but are not limited to, statements about future revenue and earnings guidance and future events or conditions. Forward-looking statements are not guarantees of future performance and involve risks and uncertainties that could cause actual results to differ materially from those projected. In particular, we continue to navigate the impacts of the Covid-19 pandemic (Covid-19) as well as the risk of a global recession, and the effects that they may have on our and our clients’ business. Other factors which could cause future financial performance to differ materially from expectations, and which may also be exacerbated by Covid-19 or the risk of a global recession or a negative change in the economy, include, without limitation, declining physical mail volumes; changes in postal regulations or the operations and financial health of posts in the U.S. or other major markets or changes to the broader postal or shipping markets; the loss of, or significant changes to, United States Postal Service (USPS) commercial programs, or our contractual relationships with the USPS or USPS’ performance under those contracts; our ability to continue to grow and manage volumes, gain additional economies of scale and improve profitability within our Global Ecommerce segment; changes in labor and transportation availability and costs; and other factors as more fully outlined in the Company’s 2022 Form 10-K Annual Report and other reports filed with the Securities and Exchange Commission (the “SEC”). Pitney Bowes assumes no obligation to update any forward-looking statements contained in this document as a result of new information, events or developments.

Important Additional Information and Where to Find It

Pitney Bowes has filed a definitive proxy statement (the “Proxy Statement”) and other documents with the SEC in connection with its solicitation of proxies from shareholders in respect of the Annual Meeting. BEFORE MAKING ANY VOTING DECISION, INVESTORS AND SECURITY HOLDERS ARE URGED TO READ ALL RELEVANT DOCUMENTS, INCLUDING PITNEY BOWES’ PROXY STATEMENT AND ANY AMENDMENTS AND SUPPLEMENTS THERETO AND THE ACCOMPANYING GOLD PROXY CARD, FILED WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY CONTAIN, OR WILL CONTAIN, IMPORTANT INFORMATION ABOUT PITNEY BOWES. Shareholders may obtain free copies of the Proxy Statement and other relevant documents that Pitney Bowes files with the SEC and on Pitney Bowes’ website at http://www.pitneybowes.com or from the SEC’s website at http://www.sec.gov.